PROTON LABS, INC.

                            PLACEMENT AGENT AGREEMENT

Dated as of: November 28, 2005

The undersigned, Proton Labs, Inc., a Washington corporation (the "COMPANY"), hereby agrees with US EURO Securities, Inc. (the "PLACEMENT AGENT") and Dutchess Private Equities Fund, L.P., a Delaware Limited Partnership (the "INVESTOR") as follows:

1. OFFERING. The Company hereby engages the Placement Agent to act as its exclusive placement agent in connection with the Investment Agreement dated November 28, 2005 (the "INVESTMENT AGREEMENT") pursuant to which the Company shall issue and sell to the Investor, from time to time, and the Investor shall purchase from the Company (the "OFFERING") up to Ten Million Dollars ($10,000,000) of the Company's Class A Voting Common Stock (the "COMMITMENT AMOUNT"), par value $0.0001 per share (the "COMMON STOCK"), at price per share equal to the Purchase Price, as that term is defined in the Investment Agreement. Pursuant to the terms hereof, the Placement Agent shall render consulting services to the Company with respect to the Investment Agreement and shall be available for consultation in connection with the advances to be requested by the Company pursuant to the Investment Agreement. All capitalized terms used herein and not otherwise defined herein shall have the same meaning ascribed to them as in the Investment Agreement. The Investor will be granted certain registration rights with respect to the Common Stock as more fully set forth in a Registration Rights Agreement between the Company and the Investor dated November 28, 2005 (the "REGISTRATION RIGHTS AGREEMENT"). The documents to be executed and delivered in connection with the Offering, including, but not limited, to this Agreement, the Investment Agreement, and the Registration Rights Agreement, and any Prospectus or other disclosure document ( including all amendments and supplements ) utilized in connection with the Offering are referred to sometimes hereinafter collectively as the "OFFERING MATERIALS." The Company's Common Stock is sometimes referred to hereinafter as the "SECURITIES." The Placement Agent shall not be obligated to sell any Securities and this Offering by the Placement Agent shall be solely on a "best efforts basis."

2.   REPRESENTATIONS,  WARRANTIES  AND  COVENANTS  OF  THE  PLACEMENT  AGENT.

     The  Placement  Agent  represents  warrants  and  covenants  as  follows:

          (i) The Placement Agent has the necessary authority to enter into this Agreement and to consummate the transactions contemplated hereby.

          (ii) The execution and delivery by the Placement Agent of this Agreement and the consummation of the transactions contemplated herein will not result in any violation of, or be in conflict with, or constitute a default under, any agreement or instrument to which the Placement Agent is a party or by which the Placement Agent or its properties are bound, or any judgment, decree, order or, to the Placement Agent's knowledge, any statute, rule or regulation applicable to the Placement Agent. This Agreement when executed and delivered by the Placement Agent, will constitute the legal, valid and binding obligations of the Placement Agent, enforceable in accordance with their respective terms, except to the extent that (a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity, or (c) the indemnification provisions hereof or thereof may be held to be in violation of public policy.

         (iii) Upon receipt and execution of this Agreement the Placement Agent will promptly forward copies of this Agreement to the Company or its counsel and the Investor or its counsel.

          (iv) The Placement Agent will not take any action that it reasonably believes would cause the Offering to violate the provisions of the Securities Act of 1933, as amended (the "1933 ACT"), the Securities Exchange Act of 1934 (the "1934 ACT"), the respective rules and regulations promulgated there under (the "RULES AND REGULATIONS") or applicable "Blue Sky" laws of any state or jurisdiction.


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          (v)  The  Placement Agent will use all reasonable efforts to determine
               (a) whether the Investor is an Accredited Investor and (b) that any information furnished by the Investor is true and accurate. The Placement Agent shall have no obligation to insure that (x) any check, note, draft or other means of payment for the Common Stock will be honored, paid or enforceable against the Investor in accordance with its terms, or (y) subject to the performance of the Placement Agent's obligations and the accuracy of the Placement Agent's representations and warranties hereunder, (1) the Offering is exempt from the registration requirements of the 1933 Act or any applicable state "Blue Sky" law or (2) the Investor is an Accredited Investor.

          (vi) The Placement Agent is a member of the National Association of Securities Dealers, Inc., and is a broker-dealer registered as such under the 1934 Act and under the securities laws of the states in which the Securities will be offered or sold by the Placement Agent unless an exemption for such state registration is available to the Placement Agent. The Placement Agent is in compliance with all material rules and regulations applicable to the Placement Agent generally and applicable to the Placement Agent's participation in the Offering.

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company makes to the Placement Agent all the representations and warranties it makes to the Investor in the Investment Agreement and, in addition, represents and warrants as follows:

          (i) The execution, delivery and performance of each of this Agreement, the Investment Agreement and the Registration Rights Agreement has been or will be duly and validly authorized by the Company and is, and with respect to this Agreement, the Investment Agreement and the Registration Rights Agreement will each be, a valid and binding agreement of the Company, enforceable in accordance with its respective terms, except to the extent that (a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity or (c) the indemnification provisions hereof or thereof may be held to be in violation of public policy. The Securities to be issued pursuant to the transactions contemplated by this Agreement and the Investment Agreement have been duly authorized and, when issued and paid for in accordance with (x) this Agreement, the Investment Agreement and the certificates/instruments representing such Securities, (y) will be valid and binding obligations of the Company, enforceable in accordance with their respective terms, except to the extent that (1) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, and (2) the enforceability thereof is subject to general principles of equity. All corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken by the Company.

          (ii) The Company has a duly authorized, issued and outstanding capitalization as set forth herein and in the Investment
               Agreement. The Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement, the agreements described herein and as described in the Investment Agreement, dated the date hereof and the agreements described therein. All issued and outstanding securities of the Company, have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission or preemptive rights with respect thereto and are not subject to personal liability solely by reason of being security holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company. As of the date hereof, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, par value $0.0001 per share, of which 14,270,100 shares of Common Stock are issued and outstanding. The Company also has 20,000,000 shares of Preferred Stock, par value $0.0001 per share, of which 19,600,000 shares of Preferred Stock are undesignated; and 400,000 shares of Preferred Stock are designated as Series A Preferred Stock of which 8,000 shares are issued and outstanding.


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         (iii) The  Common  Stock to be issued in accordance with this Agreement and the Investment Agreement has been duly authorized and when issued and paid for in accordance with this Agreement, the Investment Agreement and the certificates/instruments representing such Common Stock, will be validly issued, fully-paid and non-assessable; the holders thereof will not be subject to personal liability solely by reason of being such holders; such Securities are not and will not be subject to the preemptive rights of any holder of any security of the Company.

4.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR.

     The Investor makes to the Placement Agent all the representations and warranties it makes to the Company in the Investment Agreement and, in addition represents, warrants and covenants as follows:

          (i) The Investor has the necessary power to enter into this Agreement and to consummate the transactions contemplated hereby.

          (ii) The execution and delivery by the Investor of this Agreement and the consummation of the transactions contemplated herein will not result in any violation of, or be in conflict with, or constitute a default under, any agreement or instrument to which the Investor is a party or by which the Investor or its properties are bound, or any judgment, decree, order or, to the Investor's knowledge, any statute, rule or regulation applicable to the Investor. This Agreement when executed and delivered by the Investor, will constitute the legal, valid and binding obligations of the Investor, enforceable in accordance with their respective terms, except to the extent that (a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity, or (c) the indemnification provisions hereof or thereof may be held to be in violation of public policy.

         (iii) The Investor is not, and will not be, as a result of the transactions contemplated by the Offering Materials a "dealer" within the meaning of the Securities Exchange Act of 1934 and applicable federal and state securities laws and regulations. The Investor covenants that in this respect it is and will remain in compliance with the requirements of applicable "no action" rulings of the U.S. Securities Exchange Commission.

          (iv) The Investor will promptly forward copies of any and all due diligence questionnaires compiled by the Investor to the Placement Agent.

          (v) The Investor acknowledges that the Company has agreed to pay the Placement Agent fees for its services from each advance or Put and that Company has instructed the Investor to pay this fee directly to Placement Agent at the time of disbursement of such funds; Investor agrees to notify Placement Agent at the time of each such advance or draw down by Company and to pay the fee directly to Placement Agent.

5.   CERTAIN  COVENANTS  AND  AGREEMENTS  OF  THE  COMPANY.

     The Company covenants and agrees at its expense and without any expense to the Placement Agent as follows:

     A. To advise the Placement Agent of any material adverse change in the Company's financial condition, prospects or business or of any development materially affecting the Company or rendering untrue or misleading any material statement in the Offering Materials occurring at any time as soon as the Company is either informed or becomes aware thereof.

     B. To use its commercially reasonable efforts to cause the Common Stock issuable in connection with the Equity Line of Credit to be qualified or registered for sale on terms consistent with those stated in the Registration Rights Agreement and under the securities laws of such jurisdictions as the Placement Agent and the Investor shall reasonably request. Qualification, registration and exemption charges and fees shall be at the sole cost and expense of the Company.


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     C.   Upon written request, to provide and continue to provide the Placement
          Agent and the Investor copies of all quarterly financial statements and audited annual financial statements prepared by or on behalf of the Company, other reports prepared by or on behalf of the Company for public disclosure and all documents delivered to the Company's stockholders.

     D. To deliver, during the registration period of the Investment Agreement, to the Placement Agent upon the Placement Agent's request,

          (i) within forty five (45) days, a statement of its income for each such quarterly period, and its balance sheet and a statement of changes in stockholders' equity as of the end of such quarterly period, all in reasonable detail, certified by its principal financial or accounting officer;

          (ii) within ninety (90) days after the close of each fiscal year, its balance sheet as of the close of such fiscal year, together with a statement of income, a statement of changes in stockholders' equity and a statement of cash flow for such fiscal year, such balance sheet, statement of income, statement of changes in stockholders' equity and statement of cash flow to be in reasonable detail and accompanied by a copy of the certificate or report thereon of independent auditors if audited financial statements are prepared; and

         (iii) a copy of all documents, reports and information furnished to its stockholders at the time that such documents, reports and information are furnished to its stockholders.

          (iv) a copy of all documents, reports and information furnished to the Investor at the time that such documents, reports and information are furnished to the Investor.

     E.   To  comply  with  the  terms  of  the  Offering  Materials.

     F. To ensure that any transactions between or among the Company, or any of its officers, directors and affiliates be on terms and conditions that are no less favorable to the Company, than the terms and conditions that would be available in an "arm's length" transaction with an independent third party.

     G. The Company acknowledges that the Company has agreed to pay the Placement Agent fees for its services from each advance or Put and that Company has instructed the Investor to pay these fees directly to Placement Agent at the time of disbursement of such funds; Company agrees to notify Placement Agent at the time of each such advance or draw down by Company and to cooperate with the process of fees being paid directly to Placement Agent, until all fees due are paid.

6.   INDEMNIFICATION.

     A. The Company hereby agrees that it will indemnify and hold the Placement Agent and each officer, director, shareholder, employee or representative of the Placement Agent and each person controlling, controlled by or under common control with the Placement Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934
          Act or the SEC's Rules and Regulations promulgated there under (the "Rules and Regulations"), harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Placement Agent or such indemnified person of the Placement Agent may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (a) Section 4 of this Agreement, (b) the Offering Materials (except those written statements relating to the Placement Agent given by an indemnified person for inclusion therein), (c) any application or other document or written communication executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Common Stock under the securities laws thereof, or any state securities commission or agency; (ii) the omission or alleged omission from documents described in clauses (a), (b) or (c) above of a material fact required to


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          be  stated  therein  or  necessary  to make the statements therein not misleading; or (iii) the breach of any representation, warranty, covenant or agreement made by the Company in this Agreement. The Company further agrees that upon demand by an indemnified person, at any time or from time to time, it will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which the Company has indemnified such person pursuant hereto. Notwithstanding the foregoing provisions of this Paragraph 6(A), any such payment or reimbursement by the Company of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against the Placement Agent or such indemnified person based upon specific finding of fact as to the Placement Agent or such indemnified person's gross negligence or willful misfeasance will be promptly repaid to the Company.

     B. The Placement Agent hereby agrees that it will indemnify and hold the Company and each officer, director, shareholder, employee or representative of the Company, and each person controlling, controlled by or under common control with the Company within the meaning of
          Section 15 of the 1933 Act or Section 20 of the 1934 Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Company or such indemnified person of the Company may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) the conduct of the Placement Agent or its officers, employees or representatives in willful violation of any of such laws and regulations while acting as Placement Agent for the Offering or (ii) the material breach of any representation, warranty, covenant or agreement made by the Placement Agent in this Agreement
          (iii) any false or misleading information provided to the Company by one of the Placement Agent's indemnified persons. Notwithstanding the foregoing provisions of this Paragraph 6(B), any such payment or reimbursement by the Placement Agent of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against such indemnified person based upon specific finding of fact as to such indemnified person's gross negligence or willful misfeasance will be promptly repaid to the Placement Agent. Placement Agent shall not be responsible for any such indemnity payment, loss, claim, damage or liability beyond what amount of the gross proceeds was paid to them.

     C. The Investor hereby agrees that it will indemnify and hold the Placement Agent and each officer, director, shareholder, employee or representative of the Placement Agent, and each person controlling, controlled by or under common control with the Placement Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934
          Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Placement Agent or such indemnified person of the Placement Agent may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) the conduct of the Investor or its officers, employees or representatives in its acting as the Investor for the Offering or (ii) the material breach of any representation, warranty, covenant or agreement made by the Investor in the Offering Materials (iii) any false or misleading information provided to the Placement Agent by the Investor or one of the Investor's indemnified persons.

     D. The Placement Agent hereby agrees that it will indemnify and hold the Investor and each officer, director, shareholder, employee or representative of the Investor, and each person controlling, controlled by or


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          under  common  control with the Investor within the meaning of section
          15 of the 1933 Act or Section 20 of the 1934 Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Investor or such indemnified person of the Investor may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) the conduct of the Placement Agent or its officers, employees or representatives in willful violation of any of such laws and regulations while acting as the Placement Agent for the Offering or (ii) the material breach of any representation, warranty, covenant or agreement made by the Placement Agent in this Agreement
          (iii) any false or misleading information provided to the Investor by one of the Placement Agent's indemnified persons. Notwithstanding the foregoing provisions of this Paragraph 6(D), any such payment or reimbursement by the Placement Agent of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against such indemnified person based upon specific finding of fact as to such indemnified person's gross negligence or willful misfeasance will be promptly repaid to the Placement Agent. Placement Agent shall not be responsible for any such indemnity payment, loss, claim, damage or liability beyond what amount of the gross proceeds was paid to them.

     E. Promptly after receipt by an indemnified party of notice of commencement of any action covered by Section 6(A), (B), (C) or (D), the party to be indemnified shall, within five (5) business days, notify the indemnifying party of the commencement thereof; the omission by one (1) indemnified party to so notify the indemnifying party shall not relieve the indemnifying party of its obligation to indemnify any other indemnified party that has given such notice and shall not relieve the indemnifying party of any liability outside of this indemnification if not materially prejudiced thereby. In the event that any action is brought against the indemnified party, the indemnifying party will be entitled to participate therein and, to the extent it may desire, to assume and control the defense thereof with counsel chosen by it which is reasonably acceptable to the indemnified party. After notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such Section 6(A), (B), (C), or (D) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but the indemnified party may, at its own expense, participate in such defense by counsel chosen by it, without, however, impairing the indemnifying party's control of the defense. Subject to the proviso of this sentence and notwithstanding any other statement to the contrary contained herein, the indemnified party or parties shall have the right to choose its or their own counsel and control the defense of any action, all at the expense of the indemnifying party if, (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action at the expense of the indemnifying party, or
          (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying party; provided, however, that the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstance, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No settlement of any action or proceeding against an indemnified party shall be made without the consent of the indemnifying party.

     F. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 6 is due in accordance with its terms but is for any reason held by a court to be unavailable on grounds of policy or otherwise, the Company and the Placement Agent and the Investor shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with the investigation or defense of same) which the other may incur in such proportion so that the Company, the Placement Agent and the Investor shall be responsible for such percent of the aggregate of such losses, claims, damages and liabilities as shall equal the percentage of the gross proceeds paid to each of them.; provided, however, that no person guilty of fraudulent misrepresentation within the meaning of
          Section 11(f) of the 1933 Act shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(F), any person controlling, controlled by or under common control with the Placement Agent, or any partner, director, officer, employee, representative or any agent of any thereof, shall have the same rights to contribution as the Placement Agent and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each officer of the Company and each director of the Company shall have the same rights to contribution as the Company and each person controlling, controlled by or under common control with the Investor within the meaning of
          Section 15 of the 1933 Act or Section 20 of the 1934 Act and each member of the general partner of the Investor shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against the other party under this Section 6(F), notify such party from whom contribution may be sought, but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any obligation they may have hereunder or otherwise if the party from whom contribution may be sought is not materially prejudiced thereby. The indemnity and contribution agreements contained in this Section 6 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified person or any termination of this Agreement.

7. FEES. The Company hereby agrees to pay the Placement Agent $2,000 upon the execution of this agreement and $4,000 from the gross proceeds from each Put with a maximum of ten thousand dollars ($10,000.) The Company agrees to instruct the investor to pay the Placement Agent fees directly to Placement Agent.

8. PAYMENT OF EXPENSES. The Company hereby agrees to bear all of the expenses in connection with the Offering, including, but not limited to the following: filing fees, printing and duplicating costs, advertisements, postage and mailing expenses with respect to the transmission of Offering Materials, registrar and transfer agent fees, and expenses, fees of the Company's counsel and accountants, issue and transfer taxes, if any.

9. CONDITIONS OF CLOSING. The Closing shall be held at the offices of the Investor or its counsel. The obligations of the Placement Agent hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company herein as of the date hereof and as of the Date of Closing (the "Closing Date") with respect to the Company as if it had been made on and as of such Closing Date; the accuracy on and as of the Closing Date of the statements of the officers of the Company made pursuant to the provisions hereof; and the performance by the Company on and as of the Closing Date of its covenants and obligations hereunder and to the following further conditions:

     A. Upon the effectiveness of a registration statement in accordance with the Investment Agreement, the Placement Agent shall receive the opinions of Counsel to the Company and of the Investor, dated as of the date thereof, which opinion shall be in form and substance reasonably satisfactory to the Investor, the Company, their counsel and the Placement Agent.

     B. At or prior to the Closing, the Placement Agent shall have been furnished such documents, certificates and opinions as it may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Agreement and the Offering Materials, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

     C. At and prior to the Closing, (i) there shall have been no material adverse change nor development involving a prospective change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Offering Materials; (ii) there shall have been no transaction, not in the ordinary course of business except the transactions pursuant to the Investment Agreement entered into by the Company which has not been disclosed in the Offering Materials or to the Placement Agent in writing; (iii) except as set forth in the Offering Materials, the Company shall not be in default under any provision of any instrument relating to any outstanding indebtedness for which a waiver or extension has not been otherwise received; (iv) except as set forth in the Offering Materials, the Company shall not have issued any securities (other than those to be issued as provided in the Offering Materials) or declared or paid any dividend or made any distribution of its capital stock of any class and there shall not have been any change in the indebtedness (long or short term) or liabilities or obligations of the Company (contingent or otherwise) and trade payable debt; (v) no material amount of the assets of the Company shall have been pledged or mortgaged, except as indicated in the Offering Materials; and (v) no action, suit or proceeding, at law or in equity, against the Company or affecting any of its properties or businesses shall be pending or threatened before or by any court or federal or state commission, board or other administrative agency, domestic or foreign, wherein an unfavorable decision, ruling or finding could materially adversely affect the businesses, prospects or financial condition or income of the Company, except as set forth in the Offering Materials.

     D. At Closing, the Placement Agent shall receive a certificate of the Company signed by an executive officer and chief financial officer, dated as of the applicable Closing, to the effect that the conditions set forth in subparagraph (C) above have been satisfied and that, as of the applicable closing, the representations and warranties of the Company set forth herein are true and correct.

10. TERMINATION. This Agreement shall be co-terminus with, and terminate upon the same terms and conditions as those set forth in, the Investment Agreement. The rights of the Investor and the obligations of the Company under the Registration Rights Agreement, and the rights of the Placement
     Agent and the obligations of the Company shall survive the termination of this Agreement unabridged for a period of twenty-four (24) months after the Closing Date.

11.  MISCELLANEOUS.

     A. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all which shall be deemed to be one and the same instrument.

     B. Any notice required or permitted to be given hereunder shall be given in writing and shall be deemed effective when deposited in the United States mail, postage prepaid, or when received if personally delivered or faxed (upon confirmation of receipt received by the sending party), addressed as follows:

               If  to  Placement  Agent,  to:

               US  EURO  Securities,  Inc
               Corporate  Finance  Department
               275  Madison  Ave,  6th  Floor
               New  York,  NY  10016

               With  a  copy  to:

               Michael  Roy  Fugler
               US  EURO  Securities,  Inc.
               13661  Perdido  Key  Dr.,  Suite  PH-1
               Perdido  Key,  FL  32507

               If  to  the  Company,  to:


               Proton  Labs,  Inc.
               Edward  E.  Alexander
               1135  Atlantic  Avenue,  Suite  101

               Alameda,  CA  94501
               Tel:  (510) 865-6412
               Fax:  (510) 865-9385


               With  a  copy  to:

               Joel Seidner, Esq.
               Attorney At Law
               1240 Blalock Road,  Suite 250
               Houston,  Texas  77055
               Tel:  (713) 461- 2627 ext. 210
               Fax:  (713) 461-2633


               If  to  the  Investor:

               Dutchess  Private  Equities  fund,  LP
               50  Commonwealth  Avenue,  Suite  2
               Boston,  MA  02116
               Tel:  (617) 301-4700
               Fax:  (617) 249-0947

               or to such other address of which written notice is given to the others.

     C. This Agreement shall be governed by and construed in all respects under the laws of the State of Delaware, without reference to its conflict of laws rules or principles. Any suit, action, proceeding or litigation arising out of or relating to this Agreement shall be brought and prosecuted in such federal or state court or courts located within the Commonwealth of Massachusetts as provided by law. The parties hereby irrevocably and unconditionally consent to the jurisdiction of each such court or courts located within the Commonwealth of Massachusetts and to service of process by registered or certified mail, return receipt requested, or by any other manner provided by applicable law, and hereby irrevocably and unconditionally waive any right to claim that any suit, action, proceeding or litigation so commenced has been commenced in an inconvenient forum.

     D. This Agreement and the other agreements referenced herein contain the entire understanding between the parties hereto and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

     E. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above. COMPANY:


By:
   -----------------------------------
Name:
Title:  President and/or CEO

PLACEMENT  AGENT:                         PLACEMENT AGENT:

By:                                       By:
   -----------------------------------       -----------------------------------
Name:  Anthony  F. Dudzinski              Michael  Roy  Fugler
Title: CEO/Compliance  Department         Corporate Finance  Department


INVESTOR:

DUTCHESS PRIVATE EQUITIES FUND, L.P.
BY ITS GENERAL PARTNER DUTCHESS
CAPITAL MANAGEMENT, LLC


By:
   -----------------------------------
Name:  Douglas H. Leighton
Title: A Managing Member